Exhibit 23.1 Consent of Independent Registered Public Accounting Firm - Haskell
             & White LLP

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-134889) of Taitron Components Incorporated of our report dated April 2, 2007, appearing in the Annual Report on Form 10-KSB of Taitron Components Incorporated for the year ended December 31, 2006.

                                                         /s/ Haskell & White LLP

Irvine, California
April 2, 2007


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